    Shareholder Letter  Inaugural edition, Q2 2020 

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  Dear Shareholders,    With millions of people fired or furloughed and billions in lockdown,  Lemonade entered Q2 on a defensive footing. At the start of the quarter we  significantly slowed our marketing spend, suspended nonessential hiring, and  offered to defer customers’ payments. Then, we braced for impact. We  expected to see a spike in churn, a drop in demand, and a hit to our cash flow.     None materialized.    Less than 1% of our customers opted to defer their payments, while  retention rates, click-through rates, and conversion rates all held steady.  Trajectories that we’d seen prior to the pandemic - rapid growth, improving  marketing efficiencies, declining loss ratios - all continued their forward  march, apparently unperturbed by the contagion.    Across our four global locations our team spent Q2 working from home. Our  internal systems were already entirely cloud-based and accessible from any  browser, anywhere in the world. Customers’ phone calls are routed to our  team’s laptops, and answered and logged from wherever they happen to be.  Internal communication has been via Slack and Zoom since our founding. The  upshot is that our teams were able to access systems, support customers and  collaborate with each other with no noticeable hit to productivity. Our  customers’ experience was likewise unaffected by the turmoil, as our bots, AI  Maya and AI Jim, chat with customers, wherever they may be, without  triggering concerns about social distancing.    Despite our pullback early in the quarter, we are pleased to report that our  Key Performance Indicators (KPIs) and non-GAAP and GAAP measures for  Q2 outperformed not only our worst concerns, but even our pre-pandemic  aspirations. We don’t know what turn the pandemic or the economy will take  in Q3 and beyond, but we’re heartened by the resilience our team and  3 business demonstrated in Q2. Indeed, the COVID-19 pandemic seems to  have been a fundamental accelerator of the trend towards digitization  throughout society, and Lemonade is thankfully on the right side of that  dislocation.     Q2 2020 KPIs and Non-GAAP Financial  Measures    In Force Premium (IFP)  IFP, defined as the aggregate annualized premium for customers as of the  period end date, increased by 115% to $155.1 million as compared to the  second quarter of 2019, primarily due to an 84% increase in the number of  customers, as well as a 17% increase in premium per customer.    Customers  Total customer count increased by 84% to 814,160 as compared to the  second quarter of 2019.    Premium per Customer  Premium per customer, defined as in force premium divided by number of  customers, was $190 at the end of the second quarter, up 17% from the  4 second quarter of 2019, primarily due to a continued shift of product mix  toward higher value homeowner policies, as well as growth in the overall  average policy value.    Gross Earned Premium  Second quarter gross earned premium of $35.3 million increased $19.3  million, or 121%, as compared to the second quarter of 2019, primarily due  to the increase of in force premium earned during the quarter.    Revenue  Second quarter total revenue of $29.9 million increased $16.1 million or  117% as compared to the second quarter of 2019, primarily due to the  increase of net earned premium during the quarter.      5

  Gross Profit  Second quarter gross profit of $5.4 million increased $3.7 million or 218% as  compared to the second quarter of 2019, primarily due to the increase in  total revenue during the quarter, as well as overhead cost efficiencies due to  greater scale.      Adjusted Gross Profit  Second quarter adjusted gross profit of $7.0 million increased $4.7 million or  204% as compared to the second quarter of 2019, primarily due to the  increase of in force premium earned during the quarter, as well as overhead  cost efficiencies due to greater scale.  Adjusted Gross Profit is a non-GAAP metric. Reconciliations of GAAP to  non-GAAP financial measures, as well as definitions for the non-GAAP  financial measures included in this letter and the reasons for their use, are  presented at the end of this letter.    Operating Expense  Total operating expense, excluding loss and loss adjustment expense, net, in  Q2 increased 12% to $30.1 million as compared to the $26.9 million in the  second quarter of 2019, with increases in other insurance expense,  technology investment and general and administrative expense driven  primarily by personnel growth and customer growth, partially offset by lower  sales and marketing expense.    Operating expenses were somewhat lower than expected in Q2 2020, as we  delayed hiring and decreased growth spending, particularly in the earlier part  of the quarter, in reaction to uncertainty related to the onset of the  6

  COVID-19 pandemic. We began to reaccelerate hiring and growth  investment in the later part of the quarter, and expect that trend to continue  into the second half of the year.    Net Loss  Net loss of $21.0 million ($1.77 per share) for the second quarter decreased  9% as compared to $23.1 million ($2.09 per share) in the second quarter of  2019, as the improved operating performance was partially offset by an  increase in non-cash stock-based compensation expense of $2.0 million.    Adjusted EBITDA  Adjusted EBITDA loss of $18.2 million improved by $4.8 million or 21% as  compared to the second quarter of 2019, as continued strong marketing  efficiency enabled more growth at lower customer acquisition cost as  compared to second quarter of 2019.    Adjusted EBITDA is a non-GAAP metric. Reconciliations of GAAP to  non-GAAP financial measures, as well as definitions for the non-GAAP  financial measures included in this letter and the reasons for their use, are  presented at the end of this letter.    Cash  The Company’s cash, cash equivalents, and investments totaled $295.4  million at June 30, 2020 as compared to $330.9 million as of December 31,  2019, primarily reflecting the $35.3 million of cash used in operations.    7

  As of June 30, 2020, approximately $111.6 million in cash, cash equivalents,  and investments, was held in accounts owned by our U.S. and Dutch  insurance company subsidiaries, and our Dutch insurance holding company,  which are restricted by statute as to the amount of dividends they may pay  without the prior approval of their respective regulatory authorities.  Approximately $86.2 million of this balance is required reserve capital in  support of insurance operations.    Key Operating and Financial Metrics      8

  Q3 2020 Guidance & Notables    Health Insurance for Pets  Early in Q3, we launched health insurance for cats and dogs, a hassle-free  digital experience with lightning-fast claim payments, best-in-class customer  service, and a donation of leftover premium going to animal-focused charities  customers care about. Starting at $10 per month, Lemonade’s pet insurance  is available to both new and existing Lemonade customers, with the latter  eligible for a discount of up to 10% off their monthly premium when they  bundle their renters or homeowners policy with a pet policy. This is one of  the only opportunities for consumers to bundle home insurance policies with  pet health coverage.     Lemonade’s unique take on pet health insurance couldn’t be easier, or faster.  This includes getting claims paid in seconds, accessing preventative care,  receiving live health and wellness recommendations, and supporting animal  nonprofits - all from the comfort of the phone. Few insurers offer any of  these features, and none offers them all.    Lemonade’s new pet health insurance product is available on  lemonade.com/pet and through the Lemonade mobile app.     Giveback 2020  Giveback Day this year fell on August 6. Our steadily improving loss ratio and  growing business resulted in Giveback 2020 being larger than the three  previous years combined. We are happy to share that under the 2020  Giveback, $1,128,110 was donated to 34 nonprofit organizations chosen by  9 customers, including the Direct Relief Covid Response, Malala Fund,  UNICEF, Pencils of Promise, Born This Way, the Trevor Project, Objective  Zero, March for Our Lives, ACLU’s Criminal Justice, and 350.org.      Giveback Day is one of the more festive days in the Lemonade calendar, and  as shareholders we hope you will join us in feeling some pride of ownership  on Giveback Day! Our team puts a lot of love into (and often wins design  accolades for) our annual Giveback page. Please visit this year’s at  www.lemonade.com/giveback-2020 to see all the numbers and impact - and   to help spread the word.     Mind The GAAP  The end of Q2 marked the end of our three-year reinsurance agreements,  and their replacement with our new and improved reinsurance contracts.  While these leave our unit economics and risk profile largely unchanged, they  do mark an important shift from an ‘excess of loss’ architecture to one based  largely on ‘proportional reinsurance.’ The motivation for this restructuring is  the capital efficiency it delivers, with every dollar of surplus now expected to  support roughly three times the amount of premium that it did in Q2,  rendering Lemonade a capital-light business. As shareholders, we imagine  you’ll share our enthusiasm for making every dollar go further.    While this restructuring doesn’t change our In Force Premium, Gross Earned  Premium, Adjusted Gross Profit, or other KPIs and Non-GAAP metrics, it  does result in a significant change in GAAP Revenue, as GAAP excludes all  ceded premiums (and proportional reinsurance is fundamentally about  ceding premium). We believe that the change in our reinsurance contracts  marks a significant improvement in the fundamentals of our business, but we  want to prepare you that we expect it will result in a dip in GAAP Revenue  and a spike in GAAP Gross Margin during the third quarter - even though no  10 corresponding change in the size or profitability of our business took place at  midnight June 30. As the following chart indicates, GAAP metrics change  considerably as Q3 begins, while our non-GAAP KPIs do not.          In the years to come we expect to periodically revisit and optimize our  reinsurance architecture in ways that may compound or reverse some of  these GAAP swings, which is why we generally focus the evaluation of our  business on our KPIs and Non-GAAP metrics (which are normalized for  reinsurance) rather than exclusively on GAAP (which is not).    Locking Up or Locking Down?  Q3 is, historically, a moving season, and has typically been our strongest  growth quarter as many people move in time for the new school year. The  pandemic has put school openings in question - and we don’t know how this  may change the migratory patterns of Americans. Our guidance and planning  assume that some of this historical seasonal pattern will persist, but that the  impact may be less pronounced or more gradual as compared to prior years.  The Company’s current expectations for the third quarter and full year 2020  are as follows:  11

  Guidance for Third Quarter 2020  ● In force premium at September 30 of $170 - $175 million    ● Gross earned premium of $37 - $39 million    ● Revenue of $14 - $15 million    ● Adjusted EBITDA loss of $(32) - $(33) million    ● Stock-based compensation expense of approximately $3 million    ● Capital expenditures of approximately $1 million    Guidance for Full Year 2020  ● In force premium at December 31 of $190 - $195 million    ● Gross earned premium of $147 - $151 million    ● Revenue of $86 - $88 million    ● Adjusted EBITDA loss of $(106) - $(109) million    ● Stock-based compensation expense of approximately $11 million    ● Capital expenditures of approximately $4 million  A full reconciliation of Adjusted EBITDA guidance to net loss on a  forward-looking basis cannot be provided without unreasonable efforts, as  we are unable to provide reconciling information with respect to income tax  expense, depreciation and amortization, interest income, net investment  12 income, and other transactions that we consider to be unique in nature, all of  which are adjustments to Adjusted EBITDA. We estimate that stock-based  compensation expense for the third quarter and full year 2020 is  approximately $3 million and $11 million, respectively. We have provided a  reconciliation of GAAP to non-GAAP financial measures for the second  quarter in the reconciliation tables at the end of this letter.          13

  Non-GAAP financial measures and key operating metrics    The non-GAAP financial measures used in this letter to shareholders are  Adjusted Gross Profit, Ratio of Adjusted Gross Profit to Gross Earned  Premium, and Adjusted EBITDA. We define Adjusted EBITDA as net loss  excluding interest expense, income tax expense, depreciation, amortization,  stock-based compensation, net investment income, and other transactions  that we consider to be unique in nature. We exclude these items from  Adjusted EBITDA because we do not consider them to be directly  attributable to our underlying operating performance. We use Adjusted  EBITDA as an internal performance measure in the management of our  operations because we believe it gives our management and other customers  of our financial information useful insight into our results of operations and  our underlying business performance. Adjusted EBITDA should not be  viewed as a substitute for net loss calculated in accordance with GAAP, and  other companies may define adjusted EBITDA differently. We define  Adjusted Gross Profit as gross profit excluding net investment income, plus  fixed costs and overhead associated with our underwriting operations  including employee-related costs and professional fees and other, and  depreciation and amortization allocated to cost of revenue. After these  adjustments, the resulting calculation is inclusive of only those variable costs  of revenue incurred on the successful acquisition of business and without the  volatility of investment income. We use Adjusted Gross Profit as a key  measure of our progress towards profitability and to consistently evaluate  the variable contribution to our business from underwriting operations from  period to period. We define Ratio of Adjusted Gross Profit to Gross Earned  Premium as the ratio of adjusted gross profit to gross earned premium. The  Ratio of Adjusted Gross Profit to Gross Earned Premium measures the  relationship between the underlying business volume and gross economic  benefit generated by our underwriting operations, on the one hand, and our  14 underlying profitability trends, on the other. We rely on this measure, which  supplements our gross profit ratio as calculated in accordance with GAAP,  because it provides management with insight into our underlying  profitability trends over time.  The non-GAAP financial measures used in this letter to shareholders have  not been calculated in accordance with GAAP and should be considered in  addition to results prepared in accordance with GAAP and should not be  considered as a substitute for, or superior to, GAAP results. In addition,  Adjusted Gross Profit and Adjusted EBITDA should not be construed as  indicators of our operating performance, liquidity or cash flows generated by  operating, investing and financing activities, as there may be significant  factors or trends that they fail to address. We caution investors that  non-GAAP financial information, by its nature, departs from traditional  accounting conventions. Therefore, its use can make it difficult to compare  our current results with our results from other reporting periods and with  the results of other companies.  Our management uses these non-GAAP financial measures, in conjunction  with GAAP financial measures, as an integral part of managing our business  and to, among other things: (i) monitor and evaluate the performance of our  business operations and financial performance; (ii) facilitate internal  comparisons of the historical operating performance of our business  operations; (iii) facilitate external comparisons of the results of our overall  business to the historical operating performance of other companies that  may have different capital structures and debt levels; (iv) review and assess  the operating performance of our management team; (v) analyze and  evaluate financial and strategic planning decisions regarding future  operating investments; and (vi) plan for and prepare future annual operating  budgets and determine appropriate levels of operating investments.  15

  Investors are encouraged to review the reconciliation of these non-GAAP  financial measures to their most directly comparable GAAP financial  measures as provided in the tables accompanying this letter to shareholders.  This letter to shareholders also includes key performance indicators,  including customers, in force premium, premium per customer, gross earned  premium, gross loss ratio and net loss ratio.  We define customers as the number of current policyholders underwritten  by us or placed by us with third-party insurance partners (who pay us  recurring commissions) as of the period end date. A customer that has more  than one policy counts as a single customer for the purposes of this metric.  We view customers as an important metric to assess our financial  performance because customer growth drives our revenue, expands brand  awareness, deepens our market penetration, creates additional upsell and  cross-sell opportunities and generates additional data to continue to improve  the functioning of our platform.  We define in force premium ("IFP") as the aggregate annualized premium for  Customers as of the period end date. At each period end date, we calculate  IFP as the sum of: (i) In force written premium — the annualized premium of  in force policies underwritten by us; and (ii) In force placed premium — the  annualized premium of in force policies placed with third party insurance  companies for which we earn a recurring commission payment. In force  placed premium currently reflects less than 1% of IFP. The annualized value  of premiums is a legal and contractual determination made by assessing the  contractual terms with our customers. The annualized value of contracts is  not determined by reference to historical revenues, deferred revenues or  any other GAAP financial measure over any period. IFP is not a forecast of  future revenues nor is it a reliable indicator of revenue expected to be  earned in any given period. We believe that our calculation of IFP is useful to  analysts and investors because it captures the impact of growth in  Customers and Premium per Customer at the end of each reported period,  16 without adjusting for known or projected policy updates, cancellations,  rescissions and non-renewals. We use IFP because we believe it gives our  management useful insight into the total reach of our platform by showing all  in force policies underwritten and placed by us. Other companies, including  companies in our industry, may calculate IFP differently or not at all, which  reduces the usefulness of IFP as a tool for comparison.  We define Premium per Customer ("PPC") as the average annualized  premium customers pay for products underwritten by us or placed by us with  third-party insurance partners. We calculate PPC by dividing IFP by  Customers. We view PPC as an important metric to assess our financial  performance because PPC reflects the average amount of money our  customers spend on our products, which helps drive strategic initiatives.  Gross earned premium is the earned portion of our gross written premium.  We use this operating metric as we believe it gives our management and  other users of our financial information useful insight into the gross  economic benefit generated by our business operations and allows us to  evaluate our underwriting performance without regard to changes in our  underlying reinsurance structure. Unlike net earned premium, gross earned  premium excludes the impact of premiums ceded to reinsurers, and  therefore should not be used as a substitute for net earned premium, total  revenue, or any other measure presented in accordance with GAAP.  We define gross loss ratio, expressed as a percentage, as the ratio of losses  and loss adjustment expense to gross earned premium.  We define net loss ratio, expressed as a percentage, as the ratio of losses and  loss adjustment expense, less amounts ceded to reinsurers, to net earned  premium.      17

  Earnings teleconference information  The Company will discuss its second quarter financial results during a  teleconference on August 12, 2020, at 8:00 AM ET. The conference call can  be accessed in the U.S. at (888) 869-1189 or outside the U.S. at (706)  643-5902 with the conference ID# 5498817.      A live audio webcast of the call will also be available simultaneously at  https://investor.lemonade.com     Following completion of the call, a recorded replay of the webcast will be  available in the investor relations section of Lemonade’s website. Additional  investor information can be accessed at https://investor.lemonade.com     About Lemonade  Lemonade, Inc. (NYSE: LMND) offers renters, homeowners, and pet health  insurance in the United States, and contents and liability insurance in  Germany and the Netherlands, through its full-stack insurance carriers.  Powered by artificial intelligence and behavioral economics, Lemonade set  out to replace brokers and bureaucracy with bots and machine learning,  aiming for zero paperwork and instant everything. A Certified B-Corp,  Lemonade gives unused premiums to nonprofits selected by its community,  during its annual Giveback. Lemonade is currently available for most of the  United States, Germany and the Netherlands, and continues to expand  globally.  For more information, please visit www.lemonade.com, and follow Lemonade    on Twitter or Instagram.      Media inquiries: press@lemonade.com   Investor contact: ir@lemonade.com   18

  Safe harbor provision  This letter to shareholders contains forward-looking statements within the  meaning of the Private Securities Litigation Reform Act of 1995. All  statements contained in this letter to shareholders that do not relate to  matters of historical fact should be considered forward-looking statements,  including statements regarding our anticipated financial performance,  including our financial outlook for the third quarter of 2020 and the full year  2020, our industry, business strategy, plans, goals and expectations  concerning our market position, future operations and other financial and  operating information. These statements are neither promises nor  guarantees, but involve known and unknown risks, uncertainties and other  important factors that may cause our actual results, performance or  achievements to be materially different from any future results, performance  or achievements expressed or implied by the forward-looking statements,  including, but not limited to, the following: our history of losses and the fact  that we may not achieve or maintain profitability in the future; our ability to  retain and expand our customer base; the fact that the “Lemonade” brand  may not become as widely known as incumbents’ brands or the brand may  become tarnished; the denial of claims or our failure to accurately and timely  pay claims; our ability to attain greater value from each user; the novelty of  our business model and its unpredictable efficacy and susceptibility to  unintended consequences; the possibility that we could be forced to modify  or eliminate our Giveback, which could undermine our business model; the  results of examinations by our primary state insurance regulator that could  result in adverse examinations findings and necessitate remedial actions or  give rise to regulatory orders requiring remedial, injunctive, or other  corrective action; our limited operating history; our ability to manage our  growth effectively; the impact of intense competition in the segments of the  insurance industry in which we operate on our ability to attain or increase  profitability; the unavailability of reinsurance at current levels and prices,  which could limit our ability to write new business; our ability to renew  19 reinsurance contracts on comparable duration and terms to those currently  in effect; our exposure to counterparty risks as a result of reinsurance; the  loss of personal customer information, damage to our reputation and brand,  or harm to our business and operating results as a result of security incidents  or real or perceived errors, failures or bugs in our systems, website or app;  our actual or perceived failure to protect customer information and other  data, respect customers’ privacy, or comply with data privacy and security  laws and regulations; our ability to comply with extensive insurance industry  regulations and the need to incur additional costs or devote additional  resources to comply with changes to existing regulations; our exposure to  additional regulatory requirements specific to other vertical markets that we  enter or have entered, including auto, pet and life insurance, and the need to  devote additional resources to comply with these regulations; and our  inability to predict the lasting impacts of COVID-19 to our business in  particular, and the global economy generally. These and other important  factors are discussed under the caption “Risk Factors” in our Form 10-Q for  the three months ended June 30, 2020 and our other filings with the SEC  could cause actual results to differ materially from those indicated by the  forward-looking statements made in this shareholder letter. Any such  forward-looking statements represent management’s beliefs as of the date of  this press release. While we may elect to update such forward-looking  statements at some point in the future, we disclaim any obligation to do so,  even if subsequent events cause our views to change.          20

    Condensed Consolidated Statements of Operations  and Comprehensive Loss  $ in millions, except per share amounts, unaudited           21

    Condensed Consolidated Balance Sheets  $ in millions, except per share amounts, unaudited    22

    Condensed Consolidated Statements of Cash Flows  $ in millions, unaudited   23

    Reconciliation of Non-GAAP Financial Measures to  GAAP  $ in millions, except for per share information, unaudited       Adjusted Gross Profit and Adjusted Gross Profit Margin  The  following  table  provides  a  reconciliation  of  total  revenue  to  adjusted  gross  profit  and  the  related  adjusted  gross  profit  margin  for  the  periods  presented:        24

  Ratio of Adjusted Gross Profit to Gross Earned Premium  The following table sets forth our calculation of the Ratio of Adjusted Gross  Profit to Gross Earned Premium for the periods presented:      Adjusted EBITDA  The following table provides a reconciliation of adjusted EBITDA to net loss  for the periods presented:        25

    Supplemental Financial Information  $ in millions, unaudited    Stock-based compensation      Written and Earned Premium            26

    Historical Operating Metrics                    27